Putnam Investments
One Post Office Square
Boston, MA 02109
March 1, 2018

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:	Putnam Funds Trust (the “Trust”) (Reg. No. 333-515) (811- 07513)
Post-Effective Amendment No. 276 to Registration Statement on Form N-1A (the “Amendment”)

Ladies and Gentlemen:

We are filing the referenced Amendment pursuant to Rule 485(a) under the Securities Act of 1933 and Rule 8b-16 under the Investment Company Act of 1940 for review and comment by the Staff of the Commission on behalf of Putnam Absolute Return 700 Fund (“AR700”) and Putnam Absolute Return 300 Fund (“AR300” and, together with AR700, the “Funds”), each a series of the Trust. The Amendment is expected to become effective on April 30, 2018.

The principal changes reflected in the Amendment are to each Fund’s name and investment goal. The Amendment reflects the new names for AR700 and AR300 as Putnam Multi-Asset Absolute Return Fund and Putnam Fixed Income Absolute Return Fund, respectively. The Funds’ investment goals have been changed to “seek positive total return” and have removed reference to the applicable target return, which was reflected in the Funds’ previous names. The Funds’ principal investment strategies remain unchanged except for the removal of any reference to the Funds’ return target. The Amendment also reflects a proposed change to AR700’s management fee structure, which would take effect upon the completion of the merger of Putnam Absolute Return 500 Fund into AR700. Additional information about that merger is contained in AR700’s Form N-14 related to the merger, which was filed with the commission on February 8, 2018. The Amendment also includes updated standard Putnam disclosure. Updated financial statement will be filed by amendment.

Any comments or questions on this filing may be directed to the undersigned at 1-617-760-0044.

Very truly yours,

Caitlin E. Robinson
Counsel

cc:	James E. Thomas, Esq.
Ropes & Gray LLP